               OLYMPIC  AUTOMOBILE  RECEIVABLES TRUST  1997 - A



               MONTHLY  SERVICER'S  CERTIFICATE




Accounting Date:              March 31, 1997
                              --------------
Determination Date:           April 8, 1997
                              --------------
Distribution Date:            April 15, 1997
                              --------------
Monthly Period Ending:        March 31, 1997
                              --------------


This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 3, 1997, among Olympic Automobile Receivables Trust, 1997-A (the "Trust"), Olympic Receivables Finance Corp., as Seller, Olympic Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

Olympic Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I.   Collection  Account  Summary

Available Funds:
          Payments Received                                                              $11,657,157.90
          Liquidation Proceeds (excluding Purchase Amounts)                                       $0.00
          Current Monthly Advances                                                           $13,947.39
          Amount of withdrawal, if any, from the Reserve Account                                  $0.00
          Monthly Advance Recoveries                                                              $0.00
          Purchase Amounts-Warranty and Administrative Receivables                          $568,817.49
          Purchase Amounts - Liquidated Receivables                                               $0.00
          Income from investment of funds in Trust Accounts                                 $363,475.78
                                                                                         --------------
     Total Available Funds                                                                                            $12,603,398.56
                                                                                                                      --------------
                                                                                                                      --------------
     Amounts Payable on Distribution Date:
          Reimbursement of Monthly Advances                                                       $0.00
          Backup Servicer Fee                                                                     $0.00
          Basic Servicing Fee                                                               $483,003.23
          Trustee and other fees                                                                  $0.00
          Class A-1  Interest Distributable Amount                                          $326,318.06
          Class A-2  Interest Distributable Amount                                        $1,051,403.89
          Class A-3  Interest Distributable Amount                                          $597,052.44
          Class A-4  Interest Distributable Amount                                          $791,058.13
          Class A-5  Interest Distributable Amount                                          $408,457.11
          Noteholders' Principal Distributable Amount                                     $8,563,903.66
          Certificateholders'  Interest Distributable Amount                                $372,215.28
          Certificateholders'  Principal Distributable Amount                                     $0.00
          Amounts owing and not paid to Security Insurer under
               Insurance Agreement                                                                $0.00
          Supplemental Servicing Fees (not otherwise paid to Servicer)                            $0.00
          Spread Account Deposit                                                              $9,986.77
                                                                                           -------------
     Total Amounts Payable on Distribution Date                                                                       $12,603,398.56
                                                                                                                      --------------
                                                                                                                      --------------


II.  Available  Funds

     Collected Funds (see V)
               Payments Received                                                         $11,657,157.90
               Liquidation Proceeds (excluding Purchase Amounts)                                  $0.00               $11,657,157.90
                                                                                         ---------------

     Purchase Amounts                                                                                                    $568,817.49

     Monthly Advances
               Monthly Advances - current Monthly Period (net)                               $13,947.39
               Monthly Advances - Outstanding Monthly Advances
                 not otherwise reimbursed to the Servicer                                         $0.00                   $13,947.39
                                                                                         ---------------

     Income from investment of funds in Trust Accounts                                                                   $363,475.78
                                                                                                                       -------------

     Available Funds                                                                                                  $12,603,398.56
                                                                                                                       -------------
                                                                                                                       -------------

III. Amounts  Payable  on  Distribution  Date

      (i)(a)   Taxes due and unpaid with respect to the Trust
               (not otherwise paid by OFL or the Servicer)                                                                     $0.00

      (i)(b)     Outstanding Monthly Advances (not otherwise reimbursed
                 to Servicer and to be reimbursed on the Distribution Date)                                                    $0.00

      (i)(c)     Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                               $0.00

      (ii)       Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                     Owner Trustee                                                                $0.00
                     Administrator                                                                $0.00
                     Indenture Trustee                                                            $0.00
                     Indenture Collateral Agent                                                   $0.00
                     Lockbox Bank                                                                 $0.00
                     Custodian                                                                    $0.00
                     Backup Servicer                                                              $0.00
                     Collateral Agent                                                             $0.00                        $0.00
                                                                                        ----------------
      (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                                    $483,003.23

      (iii)(b)   Supplemental Servicing Fees (not otherwise paid to Servicer)                                                  $0.00

      (iii)(c)   Servicer reimbursements for mistaken deposits or postings of checks
                 returned for insufficient funds (not otherwise reimbursed to Servicer)                                        $0.00

      (iv)       Class A-1  Interest Distributable Amount                                                                $326,318.06
                 Class A-2  Interest Distributable Amount                                                              $1,051,403.89
                 Class A-3  Interest Distributable Amount                                                                $597,052.44
                 Class A-4  Interest Distributable Amount                                                                $791,058.13
                 Class A-5  Interest Distributable Amount                                                                $408,457.11

      (v)        Noteholders' Principal Distributable Amount
                     Payable to Class A-1 Noteholders                                                                  $8,563,903.66
                     Payable to Class A-2 Noteholders                                                                          $0.00
                     Payable to Class A-3 Noteholders                                                                          $0.00
                     Payable to Class A-4 Noteholders                                                                          $0.00
                     Payable to Class A-5 Noteholders                                                                          $0.00

      (vi)       Certificateholders' Interest Distributable Amount                                                       $372,215.28

      (vii)      Unpaid principal balance of the Class A-1 Notes after deposit to the Note
                 Distribution Account of any funds in the Class A-1 Holdback Subaccount
                 (applies only on the Class A-1 Final Scheduled Distribution Date)                                             $0.00

      (viii)     Certificateholders' Principal Distributable Amount                                                            $0.00

      (ix)       Amounts owing and not paid to Security Insurer under Insurance Agreement                                      $0.00
                                                                                                                      --------------
                 Total amounts payable on Distribution Date                                                           $12,593,411.79
                                                                                                                      --------------
                                                                                                                      --------------

IV. Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall

     Spread Account deposit:

            Amount of excess, if any, of Available Funds
              over total amounts payable (or amount of such
              excess up to the Spread Account Maximum Amount)                                           $9,986.77

     Reserve Account Withdrawal on any Determination Date:

            Amount of excess, if any, of total amounts payable over Available Funds
               (excluding amounts payable under item (vii) of Section III)                                  $0.00


            Amount available for withdrawal from the Reserve Account (excluding the
               Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
               (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
               of transfers of Subsequent Receivables)                                             ($1,168,847.25)

            (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the
               Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

            Amount of withdrawal, if any, from the Reserve Account                                          $0.00

     Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled
     Distribution Date:

            Amount by which (a) the remaining principal balance of the Class A-1 Notes
            exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section III       $0.00

            Amount available in the Class A-1 Holdback Subaccount                                           $0.00

            (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
            of Section III) shall be withdrawn by the Indenture Trustee from the
            Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
            Account for payment to the Class A-1 Noteholders)

            Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                            $0.00

     Deficiency Claim Amount:

            Amount of excess, if any, of total amounts payable over funds available for withdrawal
            from Reserve Amount, the Class A-1 Holdback Subaccount and Available Funds                      $0.00

            (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

     Pre-Funding Account Shortfall:

            Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
            Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount,
            and the Class A-5 Prepayment Amount over (b) the amount on deposit in the Pre-Funding
            Account                                                                                         $0.00

     Class A-1 Maturity Shortfall:

            Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
            the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
            pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                $0.00

     (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
     Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
     Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
     Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)


V.   Collected Funds
     Payments Received:
               Supplemental Servicing Fees                                                        $0.00
               Amount allocable to interest                                               $3,839,009.14
               Amounts allocable to principal                                             $7,818,148.76
               Amount allocable to Insurance Add-On Amounts                                       $0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                 Servicer prior to deposit in the Collection Account)                             $0.00
                                                                                          --------------

     Total Payments Received                                                                                      $11,657,157.90

     Liquidation Proceeds:
               Gross amount realized with respect to Liquidated Receivables                       $0.00

               Less: (i) reasonable expenses incurred by Servicer
                  in connection with the collection of such Liquidated
                  Receivables and the repossession and disposition
                  of the related Financed Vehicles and (ii) amounts
                  required to be refunded to Obligors on such Liquidated Receivables              $0.00
                                                                                          --------------

     Net Liquidation Proceeds                                                                                              $0.00

     Allocation of Liquidation Proceeds:
               Supplemental Servicing Fees                                                        $0.00
               Amount allocable to interest                                                       $0.00
               Amounts allocable to principal                                                     $0.00
               Amount allocable to Insurance Add-On Amounts                                       $0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                 Servicer prior to deposit in the Collection Account)                             $0.00                    $0.00
                                                                                          --------------          ---------------

     Total Collected Funds                                                                                        $11,657,157.90
                                                                                                                  ---------------
                                                                                                                  ---------------
VI.  Purchase Amounts Deposited in Collection Account

     Purchase Amounts - Warranty Receivables                                                                               $0.00
               Amount allocable to interest                                                       $0.00
               Amounts allocable to principal                                                     $0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                 Servicer prior to deposit in the Collection Account)                             $0.00

     Purchase Amounts - Administrative Receivables                                                                   $568,817.49

               Amount allocable to interest                                                       $0.00
               Amounts allocable to principal                                               $568,817.49
               Amount allocable to Outstanding Monthly Advances (reimbursed to the
                 Servicer prior to deposit in the Collection Account)                             $0.00
                                                                                          --------------

     Total Purchase Amounts                                                                                          $568,817.49
                                                                                                                  ---------------
                                                                                                                  ---------------

VII. Reimbursement of Outstanding Monthly Advances

     Outstanding Monthly Advances                                                                                          $0.00


     Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
               Payments received from Obligors                                                    $0.00
               Liquidation Proceeds                                                               $0.00
               Purchase Amounts - Warranty Receivables                                            $0.00
               Purchase Amounts - Administrative Receivables                                      $0.00
                                                                                          --------------

     Outstanding Monthly Advances to be netted against Monthly
       Advances for the current Monthly Period                                                                             $0.00

     Outstanding Monthly Advances to be reimbursed out of
       Available Funds on the Distribution Date                                                                            $0.00

     Remaining Outstanding Monthly Advances                                                                                $0.00

     Monthly Advances - current Monthly Period                                                                        $13,947.39
                                                                                                                  ---------------

     Outstanding Monthly Advances - immediately following the Distribution Date                                       $13,947.39
                                                                                                                  ---------------
                                                                                                                  ---------------



VIII.    Calculation of Interest and Principal Payments

A.  Calculation of Principal Distribution Amount
       Payments received allocable to principal                                                                     $7,818,148.76
       Aggregate of Principal Balances as of the Accounting Date of all
         Receivables that became Liquidated Receivables
         during the Monthly Period                                                                                    $176,937.41
       Purchase Amounts - Warranty Receivables allocable to principal                                                       $0.00
       Purchase Amounts - Administrative Receivables allocable to principal                                           $568,817.49
       Amounts withdrawn from the Pre-Funding Account                                                                       $0.00
       Cram Down Losses                                                                                                     $0.00
                                                                                                                  ---------------

       Principal Distribution Amount                                                                                $8,563,903.66
                                                                                                                  ---------------
                                                                                                                  ---------------

B. Calculation of Class A-1 Interest Distributable Amount

       Class A-1 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-1 Noteholders on such Distribution Date)                        $82,150,000.00

       Multiplied by the Class A-1 Interest Rate                                                         5.500%

       Multiplied by actual days in the period, in case of the first Distribution Date,             0.07222222       $326,318.06
       by 26/360                                                                                  -------------

       Plus any unpaid Class A-1 Interest Carryover Shortfall                                                               $0.00
                                                                                                                  ---------------

       Class A-1 Interest Distributable Amount                                                                        $326,318.06
                                                                                                                  ---------------
                                                                                                                  ---------------

C.  Calculation of Class A-2 Interest Distributable Amount

       Class A-2 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-2 Noteholders on such Distribution Date)                       $237,680,000.00

       Multiplied by the Class A-2 Interest Rate                                                           6.13%

       Multiplied by actual days in the period, in case of the first Distribution Date,              0.07222222     $1,051,403.89
       by 26/360                                                                                  -------------

       Plus any unpaid Class A-2 Interest Carryover Shortfall                                                               $0.00
                                                                                                                  ---------------

       Class A-2 Interest Distributable Amount                                                                      $1,051,403.89
                                                                                                                  ---------------
                                                                                                                  ---------------

D.  Calculation of Class A-3 Interest Distributable Amount

       Class A-3 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-3 Noteholders on such Distribution Date)                       $129,170,000.00

       Multiplied by the Class A-3 Interest Rate                                                          6.400%

       Multiplied by 1/12 or, in case of the first Distribution Date, by 26/360                      0.07222222       $597,052.44
                                                                                                 -------------

       Plus any unpaid Class A-3 Interest Carryover Shortfall                                                               $0.00
                                                                                                                  ---------------

       Class A-3 Interest Distributable Amount                                                                        $597,052.44
                                                                                                                  ---------------
                                                                                                                  ---------------

E.  Calculation of Class A-4 Interest Distributable Amount

          Class A-4 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
            of principal to Class A-4 Noteholders on such Distribution Date)                   $165,330,000.00

          Multiplied by the Class A-4 Interest Rate                                                       6.63%

          Multiplied by 1/12 or, in case of the first Distribution Date, by 26/360                  0.07222222        $791,058.13
                                                                                                 -------------

          Plus any unpaid Class A-4 Interest Carryover Shortfall                                                            $0.00
                                                                                                                  ---------------

          Class A-4 Interest Distributable Amount                                                                     $791,058.13
                                                                                                                  ---------------
                                                                                                                  ---------------




F.  Calculation of Class A-5 Interest Distributable Amount
       Class A-5 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-5 Noteholders on such Distribution Date)                      $83,170,000.00

       Multiplied by the Class A-5 Interest Rate                                                          6.80%

       Multiplied by 1/12 or, in case of the first Distribution Date, by 26/360                     0.07222222      $408,457.11
                                                                                                 -------------

       Plus any unpaid Class A-5 Interest Carryover Shortfall                                                             $0.00
                                                                                                                   ------------

       Class A-5 Interest Distributable Amount                                                                      $408,457.11
                                                                                                                   -------------
                                                                                                                   -------------

H.  Calculation of Noteholders' Interest Distributable Amount

       Class A-1 Interest Distributable Amount                                                     $326,318.06
       Class A-2 Interest Distributable Amount                                                   $1,051,403.89
       Class A-3 Interest Distributable Amount                                                     $597,052.44
       Class A-4 Interest Distributable Amount                                                     $791,058.13
       Class A-5 Interest Distributable Amount                                                     $408,457.11

       Noteholders' Interest Distributable Amount                                                                 $3,174,289.63
                                                                                                                  --------------
                                                                                                                  --------------

I.  Calculation of Noteholders' Principal Distributable Amount:

       Noteholders' Monthly Principal Distributable Amount:

       Principal Distribution Amount                                                             $8,563,903.66

       Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution
          Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for
          the preceding Distribution Date minus that portion of the Principal
          Distribution Amount applied to retire the Class A-1 Notes and (iii)
          for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the
          Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the
          preceding Distribution Date)                                                                  100.00%   $8,563,903.66
                                                                                                   -------------

       Unpaid Noteholders' Principal Carryover Shortfall                                                                  $0.00
                                                                                                                  --------------


       Noteholders' Principal Distributable Amount                                                                $8,563,903.66
                                                                                                                  --------------
                                                                                                                  --------------

J.  Application of Noteholders' Principal Distribution Amount:

       Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes
       (equal to entire Noteholders' Principal Distributable Amount until the principal
       balance of the Class A-1 Notes is reduced to zero)                                                           $8,563,903.66
                                                                                                                 ----------------
                                                                                                                 ----------------


       Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes
       (no portion of the Noteholders' Principal Distributable Amount is payable to the
       Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced
       to zero; thereafter, equal to the entire Noteholders' Principal Distributable Amount)                                $0.00
                                                                                                                   --------------
                                                                                                                   --------------

                                         Page 6


K.  Calculation of Certificateholders' Interest Distributable Amount
       Certificateholders' Monthly Interest Distributable Amount:

       Certificate Balance (as of the close of business
         on the preceding Distribution Date)                                                      $77,500,000.00

       Multilpied by the Certificate Pass-Through Rate                                                     6.650%

       Multiplied by 1/12 or, in case of the first Distribution Date, by 26/360                       0.07222222       $372,215.28
                                                                                                   -----------------
       Plus any unpaid Certificateholders' Interest Carryover Shortfall                                                      $0.00
                                                                                                                       -------------
       Certificateholders' Interest Distributable Amount                                                               $372,215.28
                                                                                                                       -------------
                                                                                                                       -------------
L.  Calculation of Certificateholders' Principal Distributable Amount:

       Certificateholders' Monthly Principal Distributable Amount:

       Principal Distribution Amount                                                               $8,563,903.66

       Multiplied by Certificateholders' Percentage ((i) for each
         Distribution Date before the principal balance lof the Class A-1
         Notes is reduced to zero, 0%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the
         Principal Distribution Amount, 100% minus the Noteholders'
         Percentage (computed after giving effect to the retirement of the
         Class A-1 Notes) and (iii) for each Distribution Date thereafter,
         100% minus Noteholders' Percentage)                                                                0.00%            $0.00
                                                                                                   --------------            $0.00
       Unpaid Certificateholders' Principal Carryover Shortfall                                                        -------------

       Certificateholders' Principal Distributable Amount                                                                    $0.00
                                                                                                                       -------------
                                                                                                                       -------------

IX. Pre-Funding Account

    A.  Withdrawals from Pre-Funding Account:

    Amount on deposit in the Pre-Funding Account as of the preceding
       Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
         Pre-Funded Amount                                                                                         $195,396,126.43
                                                                                                                  ------------------

                                                                                                                   $195,396,126.43
                                                                                                                  ------------------
                                                                                                                  ------------------

    Less:  withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent
       Transfer Date (an amount equal to (a) $0 (the aggregate Principal
       Balance of Subsequent Receivables transferred to the Trust) plus (b)
       $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the
       Pre-Funded Amount after giving effect to transfer of Subsequent
       Receivables over (ii) $0))                                                                                            $0.00

    Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account reduced to $100,000 or less
       as of the Distribution Date (see B below)                                                                             $0.00

                                                                                                                  ------------------

    Amount remaining on deposit in the Pre-Funding Account after
       Distribution Date
             Pre-Funded Amount                                                                   $195,396,126.43
                                                                                                 -----------------
                                                                                                                   $195,396,126.43
                                                                                                                  ------------------
                                                                                                                  ------------------




                                        Page 7


IX. Pre-Funding Account (cont.)
  B.  Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

  Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the
    Funding Period (May 1997 Distribution Date) or the Pre-Funded Amount being reduced
    to $100,000 or less on any Distribution Date                                                                          $0.00

  Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
    (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
    Distribution Date)                                                                                                    $0.00

  Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
    (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
    Distribution Date)                                                                                                    $0.00

  Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
    (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
    Distribution Date)                                                                                                    $0.00

  Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
    (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
    Distribution Date)                                                                                                    $0.00

  Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
    (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
    Distribution Date)                                                                                                    $0.00

  Certificate Prepayment Amount (equal to the Certificateholders' pro rata share
    (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
    Distribution Date)                                                                                                    $0.00

  C.  Prepayment Premiums:

  Class A-1 Prepayment Premium                                                                                            $0.00
  Class A-2 Prepayment Premium                                                                                            $0.00
  Class A-3 Prepayment Premium                                                                                            $0.00
  Class A-4 Prepayment Premium                                                                                            $0.00
  Class A-5 Prepayment Premium                                                                                            $0.00

  Certificate Prepayment Premium                                                                                          $0.00




X.  Reserve Account
  Requisite Reserve Amount:

  Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
    Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, and Certificates:

         Product of (x)  6.34% (weighted average interest of Class A-1 Interest Rate,
         Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate, Class A-5 Interest Rate
         and Certificate Pass-Through Rate (based on outstanding Class A-1 principal balance, Class A-2 principal balance, Class A-3 principal balance,
         Class A-4 principal balance, Class A-5 principal balance and Certificate Balance), divided by 360, (y) $195,396,125.43 (the Pre-Funded Amount on such Distribution Date) and
         (z)  56 (the number of days until the May 1997 Distribution Date))                                          $1,928,721.07

         Less the product of (x) 2.5% divided by 360, (y) $195,396,125.43 (the Pre-Funded Amount on such
         Distribution Date) and (z) 56 (the number of days until the May 1997 Distribution Date)                      ($759,873.83)
                                                                                                                   ----------------

  Requisite Reserve Amount                                                                                           $1,168,847.25
                                                                                                                   ----------------
                                                                                                                   ----------------

  Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
    Subaccount) as of the preceding Distribution Date or, in the case of the first
    Distribution Date, as of the Closing Date                                                                                $0.00

  Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
    Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn
    from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                          $0.00

  Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1
    Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the
    Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the
    General Partners from amounts withdrawn from the Pre-Funding Account in respect of
    transfers of Subsequent Receivables)                                                                             $1,168,847.25

  Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
    to cover the excess, if any, of total amount payable over Available Funds (see IV above)                                 $0.00
                                                                                                                   ----------------

  Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
    Subaccount) after the Distribution Date                                                                          $1,168,847.25
                                                                                                                   ----------------
                                                                                                                   ----------------

XI. Class A-1 Holdback Subaccount:

    Class A-1 Holdback Amount:

    Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                          $0.00

  Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement)
    is greater than $0 (the Original Pool Balance after giving effect to the transfer of
    Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date
    preceding the Distribution Date))                                                                                        $0.00

  Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
    a Class A-1 Maturity Shortfall (see IV above)                                                                            $0.00

  Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
    withdrawal to be released by the Indenture Trustee to the General Partners)                                              $0.00
                                                                                                                   ----------------

  Class A-1 Holdback Subaccount immediately following the Distribution Date                                                  $0.00
                                                                                                                   ----------------
                                                                                                                   ----------------





XII. Calculation of Servicing Fees
    Aggregate Principal Balance as of the first day of the Monthly Period         $579,603,873.57
    Multiplied by Basic Servicing Fee Rate                                                   1.00%
    Divided by Months per year                                                           0.083333%
                                                                                  ------------------

    Basic Servicing Fee                                                                              $483,003.23

    Less: Backup Servicer Fees (annual rate of 1 bp)                                                       $0.00

    Supplemental Servicing Fees                                                                            $0.00
                                                                                                     ------------

    Total of Basic Servicing Fees and Supplemental Servicing Fees                                                      $483,003.23
                                                                                                                   ----------------
                                                                                                                   ----------------

XIII.  Information for Preparation of Statements to Noteholders

  a.   Aggregate principal balance of the Notes as of first day of Monthly Period
         Class A-1 Notes                                                                                            $82,150,000.00
         Class A-2 Notes                                                                                           $237,680,000.00
         Class A-3 Notes                                                                                           $129,170,000.00
         Class A-4 Notes                                                                                           $165,330,000.00
         Class A-5 Notes                                                                                            $83,170,000.00

  b.   Amount distributed to Noteholders allocable to principal
         Class A-1 Notes                                                                                             $8,563,903.66
         Class A-2 Notes                                                                                                     $0.00
         Class A-3 Notes                                                                                                     $0.00
         Class A-4 Notes                                                                                                     $0.00
         Class A-5 Notes                                                                                                     $0.00

  c.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
         Class A-1 Notes                                                                                            $73,586,096.34
         Class A-2 Notes                                                                                           $237,680,000.00
         Class A-3 Notes                                                                                           $129,170,000.00
         Class A-4 Notes                                                                                           $165,330,000.00
         Class A-5 Notes                                                                                            $83,170,000.00

  d.   Interest distributed to Noteholders
         Class A-1 Notes                                                                                               $326,318.06
         Class A-2 Notes                                                                                             $1,051,403.89
         Class A-3 Notes                                                                                               $597,052.44
         Class A-4 Notes                                                                                               $791,058.13
         Class A-5 Notes                                                                                               $408,457.11

  e.   Remaining Certificate Balance                                                                                $77,500,000.00

  f.   1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount from preceding statement)                    $0.00
       2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount from preceding statement)                    $0.00
       3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount from preceding statement)                    $0.00
       4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount from preceding statement)                    $0.00
       5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount from preceding statement)                    $0.00
       7.  Certificateholders' Interest Carryover Shortfall, if any (and change in amount from preceding statement)          $0.00
       8.  Certificateholders' Principal Carryover Shortfall, if any (and change in amount from preceding statement)         $0.00


                                       Page 10


XIV.   Information for Preparation of Statements to Noteholders (continued)
  g.   Amount distributed payable out of amounts withdrawn from or pursuant to:
       1.  Reserve Account                                                                                    $0.00
       2.  Class A-1 Holdback Subaccount                                                                      $0.00
       3.  Claim on the Note Policy                                                                           $0.00

  h.   Remaining Pre-Funded Amount                                                                                   $195,396,126.43

  i.   Remaining Reserve Amount                                                                                        $1,168,847.25

  j.   Amount on deposit on Class A-1 Holdback Subaccount                                                                      $0.00

  k.   Prepayment amounts
           Class A-1 Prepayment Amount                                                                                         $0.00
           Class A-2 Prepayment Amount                                                                                         $0.00
           Class A-3 Prepayment Amount                                                                                         $0.00
           Class A-4 Prepayment Amount                                                                                         $0.00
           Class A-5 Prepayment Amount                                                                                         $0.00

  l.   Prepayment Premiums
           Class A-1 Prepayment Premium                                                                                        $0.00
           Class A-2 Prepayment Premium                                                                                        $0.00
           Class A-3 Prepayment Premium                                                                                        $0.00
           Class A-4 Prepayment Premium                                                                                        $0.00
           Class A-5 Prepayment Premium                                                                                        $0.00

  m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
            paid by the Trustee on behalf of the Trust                                                                   $483,003.23

  n.   Note Pool Factors (after giving effect to distributions on the Distribution Date)
           Class A-1 Notes                                                                                                0.89575285
           Class A-2 Notes                                                                                                1.00000000
           Class A-3 Notes                                                                                                1.00000000
           Class A-4 Notes                                                                                                1.00000000
           Class A-5 Notes                                                                                                1.00000000

XV. Information for Preparation of Statements to Certificateholders
  a.   Aggregate Certificate Balance as of first day of Monthly Period                                                $77,500,000.00

  b.   Amount distributed to Certificateholders allocable to principal                                                         $0.00

  c.   Aggregate Certificate Balance (after giving effect to
         distributions on the Distribution Date)                                                                      $77,500,000.00

  d.   Interest distributed to Certificateholders                                                                       $372,215.28

  e.   Remaining Certificate Balance                                                                                 $77,500,000.00

  f.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
           Class A-1 Notes                                                                                            $73,586,096.34
           Class A-2 Notes                                                                                           $237,680,000.00
           Class A-3 Notes                                                                                           $129,170,000.00
           Class A-4 Notes                                                                                           $165,330,000.00
           Class A-5 Notes                                                                                            $83,170,000.00

  g.   1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount from preceding statement)                      $0.00
       2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount from preceding statement)                      $0.00
       3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount from preceding statement)                      $0.00
       4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount from preceding statement)                      $0.00
       5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount from preceding statement)                      $0.00
       7.  Certificateholders' Interest Carryover Shortfall, if any (and change in amount from preceding statement)            $0.00
       8.  Certificateholders' Principal Carryover Shortfall, if any (and change in amount from preceding statement)           $0.00

  h.   Amount distributed payable out of amounts withdrawn from or pursuant to:
       1.  Reserve Account                                                                                    $0.00
       2.  Spread Account                                                                                     $0.00
       3.  Claim on the Certificate Policy                                                                    $0.00

  i.   Remaining Pre-Funded Amount                                                                                   $195,396,126.43

  j.   Remaining Reserve Amount                                                                                        $1,168,847.25

  k.   Certificate Prepayment Amount                                                                                           $0.00

  l.   Certificate Prepayment Premium                                                                                          $0.00

  m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
        paid by the Trustee on behalf of the Trust                                                                       $483,003.23

  n.   Certificate Pool Factor (after giving effect to distributions on the Distribution Date)                            1.00000000



XVI.   Pool Balance and Aggregate Principal Balance
         Original Pool Balance at beginning of Monthly Period                                                     $579,603,873.57
         Subsequent Receivables                                                                                             $0.00
                                                                                                                  ---------------
         Original Pool Balance at end of Monthly Period                                                           $579,603,873.57
                                                                                                                  ----------------
                                                                                                                  ----------------

         Aggregate Principal Balance as of preceding Accounting Date                                              $579,603,873.57
         Aggregate Principal Balance as of current Accounting Date                                                $571,039,969.91





         Monthly Period Liquidated Receivables             Monthly Period Administrative Receivables
                        Loan #                   Amount             Loan #                   Amount
                      -------                   --------           ---------               -----------
          see attached listing                $176,903.03      see attached listing         $429,628.25
                                                   $34.38                                   $139,189.24
                                                    $0.00                                         $0.00
                                                    -----                                         -----
                                              $176,937.41                                   $568,817.49
                                              ------------                                  ------------
                                              ------------                                  ------------


XVIII.   Delinquency Ratio
  Sum of Principal Balances (as of the Accounting Date)
    of all Receivables delinquent more than 30 days with
    respect to all or any portion of a Scheduled Payment
    as of the Accounting Date                                                                      $1,059,855.66

  Aggregate Principal Balance as of the Accounting Date                                          $571,039,969.91
                                                                                                 ----------------
  Delinquency Ratio                                                                                                    0.18560096%
                                                                                                                      ------------
                                                                                                                      ------------










    IN WITNESS WHEREOF, I, Mike Sherman, a Responsible Officer of Olympic Financial Ltd., have executed this Certificate as of the Determination Date set forth above.


                                  OLYMPIC  FINANCIAL  LTD.


                                  By:   /s/Michael J. Sherman
                                        --------------------------------
                                  Name:     Michael J. Sherman
                                        --------------------------------
                                  Title:    Vice President / Treasurer
                                        --------------------------------

                                       Page 12